Exhibit 32.1
Certification
Pursuant to 18 U.S.C. Section 1350
In connection with the quarterly report of Ramco-Gershenson Properties Trust (the “Company”) on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis Gershenson, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2007	/s/ Dennis E. Gershenson
Dennis E. Gershenson
Chairman, President and Chief Executive Officer

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